EXHIBIT 10.4

                                                        May 6, 1996
Raphael Rashkin
RRA, Inc.
1858 E. Southern Avenue
Tempe, AZ  85282

               Re:  Asset Purchase Agreement between RRA, Inc.
                      and Comforce Technical Services, Inc.
Dear Ray:

        This letter shall serve to confirm our agreement that Section 2.1(b) of the Asset Purchase Agreement (the "RRA Agreement") between RRA, Inc. ("RRA") and Comforce Technical Services, Inc. ("CTS") is amended to provide that the amount of the contingency payout that may be paid for each of the three annual periods described in Section 2.1(b) of the RRA Agreement shall be $83,333.50 subject to reduction by the Allocated Amount of the Advance Payment as described in the RRA Agreement. In addition to any Contingency Payout, CTS and Comforce Corporation are required to pay RRA under Section 2.1(b) of the RRA Agreement, CTS and Comforce Corporation shall pay as additional purchase price to RRA under the RRA Agreement the amount of $83,333.50 on the first, second and third anniversary of the Closing Date under the RRA Agreement. In consideration of the foregoing, Raphael Rashkin, as the sole stockholder of RRA, hereby agrees that the number of options to be issued to him at the price of $7 3/8 at the closing shall be 12,500 and he waives any and all rights he may have to receive any additional options to purchase stock of COMFORCE Corporation. All of the other terms and conditions of the RRA Agreement shall remain the same.

                                               Very truly yours,

                                               Comforce Technical Services, Inc.
                                               By:________________________

                                               Comforce Corporation
                                               By:________________________

Accepted and agreed to and intending
to be legally bound hereby this 6th day
of May, 1996

RRA, Inc.
By:_______________________

_____________________________
Raphael Rashkin (individually)